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             AMENDMENT NO. 2 TO REDUCING REVOLVING LOAN AGREEMENT

             This Amendment No. 2 to Reducing Revolving Loan Agreement (this "Amendment") is entered into with reference to the Reducing Revolving Loan Agreement dated as of June 10, 1998 (as heretofore amended, the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto, and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

             Borrower and the Administrative Agent, acting with the consent of all of the Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:


             1. Section 1.1. Section 1.1 of the Loan Agreement is amended by striking the definition of "Commitment" and substituting in its place the following:

                      "Commitment" means, subject to Sections 2.5, 2.6, and 2.7,
                      (a) from the Closing Date through the date upon which Borrower issues the security required by Section 5.15(a), $50,000,000, (b) from such date through the date upon which Borrower issues the securities required by Section 5.15(b), $55,000,000 and (c) on and after such date, $60,000,000.


             2. Section 1.1. Section 1.1 of the Loan Agreement is further amended by striking the definition of "Junior Subordinated Debentures" and substituting in its place the following:

                      "Junior Subordinated Debentures" means junior subordinated debentures issued by Borrower to a Trust Issuer in a principal amount equal to the Trust Preferred Securities, the interest payments on which arising prior to the Maturity Date may be deferred by Borrower for at least eight (8) consecutive calendar quarters absent the existence of a proceeding under a Debtor Relief Law involving Borrower.





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             3. Section 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following new definitions at the appropriate alphabetical places:

                      "Incremental Margin" means (a) if the security described in Section 5.15(b) has not been issued by September 30, 1998, .25% (25 basis points) thereafter until it has been issued, (b) if such security has not been issued by December 31, 1998, .50% (50 basis points) thereafter until it has been issued, (c) if such security has not been issued by March 31, 1999, .75% (75 basis points) thereafter until it has been issued and (d) if such security has not been issued by June 30, 1999, 1% (100 basis points) thereafter until it has been issued.

                      "Interest Reserve" means (a) from the dates of issuance of the securities described in Sections 5.15(a) and 5.15(b) through December 31, 1998, an amount equal to five (5) quarters of interest payable on such securities, (b) from January 1, 1999 through March 31, 1999, an amount equal to four (4) quarters of interest payable on such securities,
                      (c) from April 1, 1999 through June 30, 1999, an amount equal to three (3) quarters of interest payable on such securities, (d) from July 1, 1999 through September 30, 1999, an amount equal to two (2) quarters of interest payable on such securities and (e) from October 1, 1999 through December 31, 1999, an amount equal to one (1) quarter of interest payable on such securities; provided that each of the step-downs set forth above in the number of quarters of interest payable to be included in the Interest Reserve is conditioned upon verification by the Administrative Agent that the interest then currently payable on such securities has in fact been paid and provided further that no Interest Reserve shall be required for such securities consisting of (A) Subordinated Obligations or (B) a Trust Preferred Security if the related Junior Subordinated Debenture




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                      provides for interest deferral by Borrower for at least
                      twenty (20) consecutive calendar quarters.


             4. Section 2.1(a). Section 2.1(a) of the Loan Agreement is amended by striking the first sentence thereof and substituting in its place the following:

                      Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the Maturity Date, each Lender shall, pro rata according to that Lender's Pro Rata Share of the then applicable Commitment, make Advances to Borrower under the Commitment in such amounts as Borrower may request that do not result in the sum of (i) the aggregate principal amount outstanding under the Notes plus (ii) the Interest Reserve plus (iii) the Aggregate Effective Amount of all outstanding Letters of Credit to exceed the Commitment.

             5. Section 3.1(b). Section 3.1(b) of the Loan Agreement is amended by deleting the period at the end of the second sentence thereof and inserting at that place the following:

                      plus the Incremental Margin.

             6. Section 3.1(c). Section 3.1(c) of the Loan Agreement is amended by deleting the period at the end of the second sentence thereof and inserting at that place the following:

                      plus the Incremental Margin.

             7. Section 3.1(d). Section 3.1(d) of the Loan Agreement is amended by striking clause (i) thereof and substituting in its place the following:

                      (i) the amount, if any, by which the sum of (A) the principal Indebtedness evidenced by the Notes plus (B) the Interest Reserve plus (C) the Aggregate Effective Amount of all outstanding Letters of Credit at any time exceeds the then applicable Commitment (including the





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                      Commitment as reduced pursuant to Section 2.5, 2.6 or
                      2.7) shall be payable immediately; and


             8. Section 5.15. Section 5.15 of the Loan Agreement is amended to read in full as follows:

                      5.15 Securities Issuance. Issue and sell (a) not later than September 30, 1998, for not less than $17,000,000 a security of Borrower that is either (i) a Subordinated Obligation or (ii) a Trust Preferred Security, in either case in form and substance acceptable to the Requisite Lenders and (b) as soon as practicable, for not less than $8,000,000 an additional such security.


             9. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon:

                      (a) the receipt by the Administrative Agent of all of the following, each properly executed by an authorized officer of each party thereto and dated as of the date hereof:

                              (i) Counterparts of this Amendment executed by all parties hereto; and

                              (ii) Written consent of all of the Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit A to this Amendment;

                      (b) payment to the Administrative Agent, for the account of the Lenders according to their Pro Rata Share of the Commitment, of an amendment fee of $75,000;

                      (c) payment to the Administrative Agent, for the account of the Administrative Agent, of an administrative fee in the amount agreed upon by the Administrative Agent and Borrower; and




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                      (d)     payment to the Administrative Agent of all unpaid
                              amounts for legal expenses of the Administrative Agent heretofore invoiced to Borrower.

             10. Representation and Warranty. Borrower represents and warrants that no Default or Event of Default has occurred and remains continuing.

             11. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

             IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment by their duly authorized representatives.

             Dated:  September 23, 1998

                                          AMERICAN COIN MERCHANDISING, INC.


                                          By:       /s/ W. John Cash
                                             ---------------------------------
                                                        W. John Cash
                                                        Chief Financial Officer

                                          WELLS FARGO BANK, NATIONAL
                                          ASSOCIATION, as Administrative Agent




                                          By:      /s/ James K. Edwards
                                             ---------------------------------
                                                       James K. Edwards
                                                       Vice President


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                             Exhibit A to Amendment

                                CONSENT OF LENDER
                                -----------------

                      Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of June 10, 1998 (as heretofore amended, the "Loan Agreement") among American Coin Merchandising, Inc. ("Borrower"), the Lenders party thereto and Wells Fargo Bank, National Association, as Administrative Agent. Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

                      The undersigned Lender hereby consents to the execution and delivery of Amendment No. 2 to Reducing Revolving Loan Agreement by the Administrative Agent on its behalf substantially in the form of the most recent draft presented to the undersigned Lender.


                      Date: September __, 1998


                                         -------------------------------------
                                         [Name of Institution]



                                         By
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                                             [Printed Name and Title]